                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-05767

                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            222 SOUTH RIVERSIDE PLAZA
                                CHICAGO, IL 60606
                       --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Strategic Municipal Income Trust

Annual Report to Shareholders

November 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Additional Information

Investments in mutual funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and state and local taxes may also apply. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2003

Average Annual Total Returns
Scudder Strategic Municipal Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	10.85%	9.59%	7.12%	6.92%
Based on Market Price	15.16%	13.72%	6.83%	7.25%
Lehman Brothers Municipal Bond Index+	6.65%	7.24%	5.71%	6.16%

Net Asset Value and Market Price
	As of 11/30/03	As of 11/30/02
Net Asset Value	$ 12.23	$ 11.84
Market Price	$ 12.62	$ 11.78

Distribution Information
Twelve Months: Income Dividends (common shareholders)	$ .87
November Income Dividend (common shareholders)	$ .075
Current Annualized Distribution Rate (based on Net Asset Value)++	7.36%
Current Annualized Distribution Rate (based on Market Price)++	7.13%
Tax Equivalent Distribution Rate (based on Net Asset Value)++	11.32%
Tax Equivalent Distribution Rate (based on Market Price)++	10.97%

Performance is historical, assumes reinvestment of all dividends and capital gains and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Notes to Performance Summary

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Scudder Strategic Municipal Income Trust:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Strategic Municipal Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1983 and the fund team in 1998.

• Over 26 years of investment industry experience.

• MBA, University of Massachusetts at Amherst.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1986 and the fund team in 1998.

• Over 16 years of investment industry experience.

In the following interview, Scudder's municipal bond team, Philip G. Condon and Rebecca L. Wilson, discuss the fund's performance and the recent market environment for municipal bonds.

Q: Will you describe the general market environment during the fiscal year ended November 30, 2003?

A: For the period, municipal bonds delivered a total return of 6.65%, as measured by the Lehman Brothers Municipal Bond Index.1 The period was marked by a good deal of volatility in both Treasury and municipal bonds.

1 The Lehman Brothers Municipal Bond Index is a broad-based total-return index comprising more than 6,000 investment-grade, fixed-rate municipal bonds with maturities of at least 2 years.

In the fourth quarter of 2002, stocks and lower-quality bonds staged a rally on the heels of the Federal Reserve Board's decision to lower the federal funds rate by 50 basis points on November 6. At the same time, municipal bond prices lagged, as the interest rate cut shifted investor interest to stocks and lower-quality, higher-yielding bonds. In the first quarter of 2003, concerns about the US economy, corporate earnings, tensions in Iraq and then the escalation to the war with Iraq led investors to flock to the relative stability of both tax-free and taxable bonds versus stocks. These markets shifted back once again in the second quarter, as these concerns began to diminish, the economy started to show some signs of recovery and the US government declared an end to the Iraq war. In this environment, investors began to slowly reestablish their positions in stocks, and favored bonds less.

Q: How did interest rates and municipal bond yields react in the period?

A: The Federal Reserve Board reduced the federal funds rate, a benchmark for the market's interest rate levels, once during the period, when it was cut by a quarter of a percentage point in June to 1%.

Rates on both taxable and municipal bonds rested at historical lows for much of the period, and the municipal bond yield curve remained quite steep by historical standards. The yield curve illustrates the relationship among the yields on bonds of the same credit quality but different maturities. A steepening of the curve means that the difference in yields between longer-term and shorter-term maturities increases, while a flattening of the curve indicates the reverse.

In June, it appeared that the Fed's viewpoint on the US economy had improved. The Fed's improved perspective surprised the market and meant that the Fed did not decrease the federal funds rate by as much as the market had been predicting. This rosier outlook caused investors to begin to favor stocks. As a result, investors pulled money out of bonds, driving the prices on bonds lower due to this lower demand. Since bond rates move in the opposite direction from prices, bond rates increased quickly in July and August, though they reverted back close to previous lows in the final months of the period. Overall, as is historically the case, rates on municipal bonds did not increase as dramatically as those on Treasury bonds.

Q: Will you discuss municipal bond supply and demand in the period?

A: Although overall demand for municipal bonds remained solid, supply became somewhat less abundant near the end of the period. Specifically, in the last three to four months of the period, the issuance of new municipal bonds was not quite as strong as in the first couple months. Early in the period, new issuance had been driven by states' needs to issue more debt to make up for revenue shortfalls and to refinance old debt at lower rates. However, a total municipal bond issuance of $347 billion for the year-to-date through November 2003 was about 4.6% higher than the same period in 2002.

Q: How did Scudder Strategic Municipal Income Trust perform for the fiscal year ended November 30, 2003?

A: Scudder Strategic Municipal Income Trust posted strong absolute and relative results in the period. The fund delivered a total return at net asset value of 10.85%. The fund posted a total return at market value of 15.16%. Its average peer in the Lipper High Yield Municipal Debt Funds category for closed-end funds delivered 8.61% in the period.2 The fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, rose 6.65%. (Please see page 4 for more complete performance information.)

2 The Lipper High Yield Municipal Debt Funds (Closed-End) category includes closed-end funds that invest at least 50% of assets in lower-rated municpal debt issues.

Q: How was the fund positioned, and how did this positioning contribute to its performance?

A: While other areas of the bond market, particularly Treasury bonds, struggled in the period, high-yield municipal bonds were in high demand. New issuance remained low, however, and this environment helped high-yield municipal bonds outperform during the period. The fund's results also benefited from the use of leverage. Overall interest rates, despite the fluctuations discussed earlier, remained at historical lows during the period. As a result, we were able to use outstanding shares to borrow money at attractive rates, which could fund additional higher-yielding investments.

For the period, about 19% of the fund's assets were invested in bonds with maturities in the eight- to 15-year range. This area of the municipal bond yield curve outperformed longer-maturity bonds overall, which aided the fund's absolute and relative results.

We continue to believe that tax-free bonds are very attractive on an after-tax basis versus US Treasuries and other taxable bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2003

Portfolio Composition	11/30/03	11/30/02

Revenue Bonds	73%	77%
General Obligation Bonds	12%	13%
US Government Secured	12%	9%
Lease Obligations	3%	1%
	100%	100%

Quality	11/30/03	11/30/02

AAA	32%	31%
AA	3%	7%
A	8%	9%
BBB	27%	18%
Not Rated	30%	35%
	100%	100%

Interest Rate Sensitivity	11/30/03	11/30/02

Average Maturity	11.8 years	12.5 years
Duration	6.8 years	7.5 years

Top Five State Allocations at November 30, 2003 (43% of Investment Portfolio)
1. Texas	15%
2. New York	9%
3. Illinois	8%
4. California	6%
5. Massachusetts	5%

Portfolio composition, quality, interest rate sensitivity and top five state allocations are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the fund's investment portfolio, see page 11. A monthly Fact Sheet and quarterly Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2003

	Principal Amount ($)	Value ($)

Municipal Investments 152.6%
Alabama 2.0%
Alabama, Sales & Special Tax Revenue, Public School and College Authority, Series C, 5.625%, 7/1/2013	1,000,000	1,140,150
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	1,500,000	1,548,330
		2,688,480
Arizona 2.8%
Arizona, Project Revenue, Health Facilities Authority, The New Foundation Project, 8.25%, 3/1/2019	2,115,000	1,971,878
Flagstaff, AZ, Industrial Development Revenue, Northern Arizona Senior Living Community Project, 6.3%, 9/1/2038	2,000,000	1,773,860
		3,745,738
California 9.6%
California, Electric Revenue, Department of Water Resolution and Power Supply Revenue, Series B-4, 1.05%*, 5/1/2022 (c)	100,000	100,000
California, Electric Revenue, State Department Water Resolution Power Supply Revenue, Series B-2, 1.1%*, 5/1/2022 (c)	100,000	100,000
California, Other REV Lease, Series C, 5.5%, 6/1/2019	1,920,000	2,020,358
California, Special Assessment Revenue, Golden State TOB Securitization Corp, Series 2003-A-1, 6.75%, 6/1/2039	5,500,000	5,310,140
Golden State TOB Securitization, State GO, 5.625%, 6/1/2038	1,890,000	1,887,127
Sacramento County, Sales & Special Tax Revenue, Bradshaw Road Project, 7.2%, 9/2/2015	1,190,000	1,221,095
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	2,000,000	2,011,600
		12,650,320
Colorado 5.7%
Arapahoe County, Highway Revenue, Capital Improvement Trust Fund, Series E-470, Prerefunded, Zero Coupon, 8/31/2010	5,000,000	3,483,900
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,079,310
Denver, CO, Airport Revenue, Series A:
Prerefunded, 7.5%, 11/15/2023	170,000	183,299
7.5%, 11/15/2023	830,000	891,063
Denver, CO, Sales & Special Tax Revenue, Urban Renewal Authority, AMT, 7.75%, 9/1/2016	1,760,000	1,884,397
		7,521,969
Connecticut 2.5%
Greenwich, CT, Multi Family Housing Revenue, 6.35%, 9/1/2027	2,000,000	1,949,540
Mashantucket, CT, Sports, Expo & Entertainment Revenue, Mashantucket Western Pequot Tribe:
Series B, Zero Coupon, 9/1/2017	2,000,000	924,240
Series B, Zero Coupon, 9/1/2018	1,000,000	430,690
		3,304,470
District of Columbia 0.8%
District of Columbia, Core City GO, Series A, 5.0%, 6/1/2018 (b)	1,000,000	1,046,080
Florida 6.3%
Florida, Industrial Development Revenue, Capital Travel Agency, Seminole Tribe Convention, Series A, 10.0%, 10/1/2033	2,000,000	2,484,480
Hillsborough County, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	2,000,000	1,941,880
Nassau County, Senior Care Revenue, Amelia Island Care Center Project, Series A, 9.75%, 1/1/2023	1,900,000	1,960,078
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	1,000,000	994,360
Palm Beach County, Hospital & Healthcare Revenue, Health Facilities Authority, 5.125%, 11/15/2029	1,000,000	943,850
		8,324,648
Georgia 0.9%
Americus-Sumter County, Hospital & Healthcare Revenue, Hospital & Healthcare Revenue, South George Methodist, Series A, 6.375%, 5/15/2029	1,250,000	1,226,062
Hawaii 1.1%
Hawaii, State GO Lease, Series CU, 5.75%, 10/1/2011 (b)	1,250,000	1,440,100
Illinois 11.9%
Chicago, IL, Central Station Project, Series A, Prerefunded, 8.9%, 1/1/2011	1,495,000	1,506,213
Chicago, IL, Core City GO, Board of Education, Series A, 5.75%, 12/1/2017 (b)	1,380,000	1,581,521
Illinois, Core City GO, 5.0%, 6/1/2019 (b)	3,000,000	3,170,880
Illinois, Hospital & Healthcare Revenue, 6.75%, 2/15/2016	2,180,000	2,448,947
Illinois, State GO, Prerefunded, 6.0%, 1/1/2013 (b)	3,315,000	3,894,064
St. Charles, IL, Multi Family Housing Revenue, Wessel Court Project, 7.6%, 4/1/2024	1,745,000	1,745,175
University Park, IL, Sales & Special Tax Revenue, Governors Gateway Industrial Park, 8.5%, 12/1/2011	1,365,000	1,408,366
		15,755,166
Indiana 2.0%
Indiana, Senior Care Revenue, Health Facilities Finance Authority, Franciscan Eldercare Community Services, 5.875%, 5/15/2029	3,000,000	2,659,560
Iowa 2.6%
Iowa, Senior Care Revenue, On with Life Project, 7.25%, 8/1/2015	2,000,000	2,006,420
Lake City, IA, Senior Care Revenue, Health Care Facility, Opportunity Living Project, 6.45%, 5/1/2011	1,400,000	1,413,720
		3,420,140
Kansas 1.9%
Manhattan, KS, Senior Care Revenue, Meadowlark Hills Retirement, Series A, 6.5%, 5/15/2028	500,000	482,795
Overland Park, KS, Industrial Development Revenue, Development Corp., Series A, 7.375%, 1/1/2032	2,000,000	2,010,900
		2,493,695
Kentucky 0.8%
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc., Series A, 6.625%, 10/1/2028	1,000,000	1,031,920
Louisiana 2.4%
Louisiana, Pollution Control Revenue, International Paper Company Project, Series A, 5.25%, 11/15/2013	3,000,000	3,183,960
Maryland 7.1%
Anne Arundel County, County REV Lease, Arundel Mills Project, 7.1%, 7/1/2029	1,500,000	1,625,280
Anne Arundel County, County GO, National Business Park Project, 7.375%, 7/1/2028	1,000,000	1,080,880
Maryland, Higher Education Revenue, Collegiate Housing Foundation:
Series A, 5.75%, 6/1/2019	1,000,000	1,027,880
Series A, 5.75%, 6/1/2031	1,000,000	1,012,440
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	1,000,000	1,100,570
Maryland, Project Revenue, Economic Development Corp., Chesapeake Bay, Series B, 7.625%, 12/1/2022	4,000,000	3,551,360
		9,398,410
Massachusetts 7.9%
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Series E, 6.75%, 10/1/2033	1,790,000	1,774,338
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	2,000,000	2,328,760
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	1,000,000	1,053,600
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	2,000,000	1,838,320
Massachusetts, State GO, Consolidated Loan, Series B, 5.0%, 4/1/2016 (b)	3,175,000	3,404,394
		10,399,412
Michigan 4.7%
Hillsdale, MI, Hospital & Healthcare Revenue, Hillsdale Community Health Center, 5.25%, 5/15/2026	1,450,000	1,250,379
Kalamazoo, MI, Industrial Development Revenue, Economic Development Corp., Series A, 7.5%, 5/15/2029	2,000,000	1,997,660
Saginaw, MI, Hospital & Healthcare Revenue, Hospital Finance Authority, Covenant Medical Center, Series F, 6.5%, 7/1/2030	1,000,000	1,076,810
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services:
Series A, ETM, 5.6%, 2/15/2013	410,000	452,378
Series A, ETM, 5.75%, 2/15/2023	1,300,000	1,455,857
		6,233,084
Missouri 3.6%
St Louis, MO, Special Assessment Revenue, Scullin Redevelopment Area, Series A, 10.0%, 8/1/2010	1,510,000	1,827,613
St. Louis, MO, County GO, Industrial Development Authority Revenue, St. Louis Convention Center:
Series A, 7.2%, 12/15/2028	2,000,000	1,960,160
AMT, Series A, 6.875%, 12/15/2020	1,000,000	974,440
		4,762,213
Nebraska 0.3%
Nebraska, Single Family Housing Revenue, Investment Finance Authority, Series A, 6.7%, 9/1/2026	390,000	401,594
Nevada 1.8%
Las Vegas, NV, Transportation/Tolls Revenue, Las Vegas Monorail Project, 7.375%, 1/1/2030	2,000,000	2,000,880
Nevada, Single Family Housing Revenue:
Series C, 6.5%, 4/1/2028	320,000	333,337
Series B2, 7.9%, 10/1/2021	70,000	70,124
		2,404,341
New Hampshire 3.4%
New Hampshire, Higher Education Revenue, Health & Educational Facilities Authority, New Hampshire College Issue, 7.4%, 1/1/2023	1,000,000	1,083,690
New Hampshire, Hospital & Healthcare Revenue, Rivermead at Peterborough Retirement Community, 5.75%, 7/1/2028	1,500,000	1,335,855
New Hampshire, Senior Care Revenue, Higher Education Revenue, Havenwood Heritage Heights:
7.1%, 1/1/2006	100,000	101,556
7.45%, 1/1/2025	2,000,000	2,032,060
		4,553,161
New Jersey 3.1%
New Jersey, Higher Education Revenue, Educational Facilities Authority, Caldwell College, Series A, 7.25%, 7/1/2025	1,040,000	1,072,240
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	1,800,000	1,633,374
New Jersey, Special Assessment Revenue, 6.25%, 6/1/2043	1,500,000	1,347,135
		4,052,749
New Mexico 2.1%
Farmington, NM, Pollution Control Revenue, 5.8%, 4/1/2022	2,750,000	2,775,025
New York 13.2%
Nassau County, Hospital & Healthcare Revenue, 6.0%, 8/1/2016 (b)	2,825,000	3,259,909
Nassau County, Project Revenue, North Shore Healthcare Systems Project, Series B, 5.875%, 11/1/2011	845,000	922,757
New York, NY, Core City GO, Series C, 7.0%, 2/1/2010	315,000	317,914
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 6.0%, 11/15/2013	490,000	571,026
New York, NY, Transitional Finance Authority, Series B, Prerefunded, 6.0%, 11/15/2013	1,510,000	1,803,318
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, 5.125%, 4/1/2019 (b)	1,450,000	1,637,935
New York, State Dormitory Authority, Cornell University, Series B, 1.1%*, 7/1/2025	1,000,000	1,000,000
New York, State GO Lease, Higher Education Revenue, Dormitory Authority, State University, 5.125%, 5/15/2021 (b)	1,880,000	1,996,372
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority Systems, Series Y, 6.0%, 1/1/2012	5,000,000	5,889,100
		17,398,331
North Carolina 1.9%
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,050,560
Series B, 6.375%, 1/1/2013	1,300,000	1,480,531
		2,531,091
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	1,000,000	1,089,690
Oklahoma 1.1%
Woodward, OK, Hospital & Healthcare Revenue, Municipal Authority Hospital, 8.5%, 11/1/2014	1,335,000	1,379,509
Pennsylvania 4.6%
Montgomery County, Senior Care Revenue, Higher Education & Health Authority, Philadelphia Geriatric Center, Series A, 7.25%, 12/1/2027	2,000,000	2,026,940
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Philadelphia College of Textiles and Science, 6.7%, 4/1/2014	2,000,000	2,113,400
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	750,000	785,520
Westmoreland County, Senior Care Revenue, Industrial Development Authority, Health Care Facilities-Redstone, Series B, 8.125%, 11/15/2030	1,000,000	1,081,660
		6,007,520
Rhode Island 1.4%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	2,000,000	1,815,860
South Carolina 7.1%
South Carolina, Hospital & Healthcare Revenue, 5.625%, 11/15/2030	2,000,000	2,032,300
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Series C, 7.0%, 8/1/2030	1,545,000	1,681,238
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance, Series A, 7.375%, 12/15/2021	1,000,000	1,275,250
South Carolina, Transportation/Tolls Revenue, Series A, 5.375%, 10/1/2024 (b)	4,150,000	4,426,597
		9,415,385
South Dakota 1.5%
South Dakota, Hospital & Healthcare Revenue, Sioux Valley Hospital, Series E, 5.375%, 11/1/2024	2,000,000	2,030,660
Tennessee 1.7%
Johnson City, TN, Hospital & Healthcare Revenue, Health & Educational Facilities Board Hospital, Series A, 7.5%, 7/1/2033	2,000,000	2,175,900
Texas 22.4%
Abilene, TX, Senior Care Revenue, Health Facilities Development, Sears Methodist Retirement Facilities, Series A, 5.9%, 11/15/2025	2,500,000	2,393,275
Austin, TX, Project Revenue, Bergstrom Landhost Enterprises, Inc. Airport Hotel Project, Series A, 6.75%, 4/1/2027	2,000,000	1,685,040
Crowley, TX, School District GO, 5.125%, 8/1/2025	4,000,000	4,075,040
Hidalgo County, Hospital & Healthcare Revenue, Mission Hospital, Inc. Project, 6.75%, 8/15/2016	2,000,000	2,003,960
Houston, TX, Core City GO, Series A, 5.0%, 3/1/2016	3,000,000	3,200,670
Houston, TX, School District GO, Series A, 5.0%, 2/15/2024	2,000,000	2,025,020
Houston, TX, Transportation/Tolls Revenue, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/1/2029	2,000,000	1,770,560
Tarrant County, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	1,000,000	1,082,160
Texas, Electric Revenue, Lower Colorado River Authority, Series B, 6.0%, 5/15/2013 (b)	5,000,000	5,816,550
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	1,000,000	1,035,420
Travis County, TX, Hospital & Healthcare Revenue, Ascension Health Credit, Series A, 6.0%, 11/15/2012 (b)	3,860,000	4,447,453
		29,535,148
Utah 0.1%
Utah, Single Family Housing Revenue, Housing Finance Agency, AMT, Series B2, 6.65%, 7/1/2026	180,000	180,761
Virgin Islands 2.5%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.375%, 10/1/2019	3,000,000	3,335,940
Virginia 1.6%
Fairfax County, Hospital & Healthcare Revenue, Economic Development Authority, Greenspring Retirement Community, Series A, 7.25%, 10/1/2019	2,000,000	2,080,820
Washington 1.5%
Seattle, WA, Airport Revenue, Northwest Airlines Project, AMT, 7.25%, 4/1/2030	1,000,000	955,890
Washington, Public Housing Revenue, Housing Finance Community Nonprofit Housing Revenue, 1.1%*, 7/1/2033 (c)	1,000,000	1,000,000
		1,955,890
West Virginia 1.8%
West Virginia, Hospital Finance Authority, Charleston Medical Center, Prerefunded, 6.75%, 9/1/2022	1,610,000	1,995,273
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center, Series A, 6.75%, 9/1/2022	390,000	431,843
		2,427,116
Wisconsin 2.1%
Wisconsin, Hospital & Healthcare Revenue, 6.875%, 4/15/2030	1,000,000	1,082,870
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	1,000,000	974,220
Wisconsin, Hospital & Healthcare Revenue, Memorial Hospital Oconomowoco Project, Prerefunded, 6.35%, 7/1/2017	600,000	643,668
		2,700,758

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $188,053,995) (a)	152.6	201,532,676
Other Assets and Liabilities, Net	0.4	569,698
Preferred shares, at Redemption Value	(53.0)	(70,000,000)
Net Assets Applicable to Common Shareholders	100.0	132,102,374

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of November 30, 2003.
(a) The cost for federal income tax purposes was $187,767,334. At November 30, 2003, net unrealized appreciation for all securities based on tax cost was $13,765,342. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,988,653 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,223,311.
(b) Bond is insured by one of these companies:
Insurance coverage		As a % of total investment portfolio
AMBAC	AMBAC Assurance Corp.	2.2
FGIC	Financial Guaranty Insurance Company	2.9
FSA	Financial Security Assurance	5.3
MBIA	Municipal Bond Investors Assurance	7.5

(c) Security incorporates a letter of credit or line of credit from a major bank.
AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003
Assets
Investments in securities, at value (cost $188,053,995)	$ 201,532,676
Cash	2,581
Receivable for investments sold	115,000
Interest receivable	3,441,643
Other assets	136
Total assets	205,092,036
Liabilities
Payable for investments purchased	2,013,567
Dividends payable	754,693
Accrued management fee	103,433
Other accrued expenses and payables	117,969
Total liabilities	2,989,662
Preferred shares, at redemption value	70,000,000
Net assets applicable to common shareholders	$ 132,102,374
Net Assets
Net assets applicable to common shareholders consist of: Undistributed net investment income	2,368,849
Net unrealized appreciation (depreciation) on investments	13,478,681
Accumulated net realized gain (loss)	(3,402,228)
Paid-in capital	119,657,072
Net assets applicable to common shareholders	$ 132,102,374
Net Asset Value
Net Asset Value, per common share ($132,102,374 / 10,805,100 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2003
Investment Income
Income: Interest	$ 12,340,954
Expenses: Management fee	1,195,904
Services to shareholders	39,363
Custodian fees	14,211
Auditing	55,335
Legal	4,989
Trustees' fees and expenses	18,021
Reports to shareholders	89,070
Registration fee	3,360
Auction agent fee	161,096
Stock exchange listing fees	33,268
Other	38,600
Total expenses, before expense reductions	1,653,217
Expense reductions	(510)
Total expenses, after expense reductions	1,652,707
Net investment income	10,688,247
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,163,953)
Net unrealized appreciation (depreciation) during the period on investments	6,723,428
Net gain (loss) on investment transactions	3,559,475
Dividends on preferred shares	(744,864)
Net increase (decrease) in net assets resulting from operations	$ 13,502,858

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$ 10,688,247	$ 10,866,922
Net realized gain (loss) on investment transactions	(3,163,953)	(160,376)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,723,428	(1,129,921)
Dividends on preferred shares	(744,864)	(1,019,912)
Net increase (decrease) in net assets resulting from operations	13,502,858	8,556,713
Distributions to common shareholders from: Net investment income	(9,372,241)	(8,447,491)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	576,947	62,441
Net increase (decrease) in net assets from Fund share transactions	576,947	62,441
Increase (decrease) in net assets	4,707,564	171,663
Net assets at beginning of period	127,394,810	127,223,147
Net assets at end of period (including undistributed net investment income of $2,368,849 and $1,850,557, respectively)	$ 132,102,374	$ 127,394,810
Other Information
Shares outstanding at beginning of period	10,757,035	10,751,929
Shares issued to common shareholders in reinvestment of distributions	48,065	5,106
Shares outstanding at end of period	10,805,100	10,757,035

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2003	2002[a]	2001[b]	2000[b]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.84	$ 11.83	$ 11.37	$ 11.31	$ 12.24
Income from investment operations: Net investment income[c]	.99	1.01	1.01	1.01	.78
Net realized and unrealized gain (loss) on investment transactions	.34	(.13)	.40	.13	(.83)
Dividends on preferred shares (common share equivalent): From net investment income	(.07)	(.09)	(.20)	(.27)	(.05)
Total from investment operations	1.26	.79	1.21	.87	(.10)
Less distributions from: Net investment income to common shareholders	(.87)	(.78)	(.75)	(.75)	(.75)
Net realized gains on investment transactions (common shares)	-	-	-	(.06)	(.01)
Total distributions to common shareholders	(.87)	(.78)	(.75)	(.81)	(.76)
Dilution resulting from preferred shares[d]	-	-	-	-	(.07)
Net asset value, end of period	$ 12.23	$ 11.84	$ 11.83	$ 11.37	$ 11.31
Market value, end of period	$ 12.62	$ 11.78	$ 12.01	$ 10.51	$ 10.31
Total Return
Based on net asset value (%)[e]	10.85	7.00	10.98	8.63	(1.35)
Based on market price (%)[e]	15.16	4.86	21.78	10.13	(14.08)

Years Ended November 30, (continued)	2003	2002[a]	2001[b]	2000[b]	1999[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	127	127	122	122
Ratio of expenses (%) (based on net assets of common shares)	1.28	1.32	1.26	1.50	1.12
Ratio of expenses (%) (based on net assets of common and preferred shares)[d]	.83	.86	.81	.95	1.01
Ratio of net investment income (loss) (%) (based on net assets of common shares)	8.26	8.49	8.55	9.07	6.55
Ratio of net investment income (loss) (%) (based on net assets of common and preferred shares)[d]	5.36	5.48	5.52	5.73	5.99
Portfolio turnover rate (%)	14	7	15	33	24
Preferred shares information at end of period: Aggregate amount outstanding ($ millions)*	70	70	70	70	70
Asset coverage per share ($)*	72,200	70,500	70,400	69,000	68,000
Liquidation and market value per share ($)	25,000	25,000	25,000	25,000	25,000
[a] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income by $.01, decrease net realized and unrealized gain (loss) per share by $.01, and increase the ratio of net investment income to average net assets from 8.42% to 8.49%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b] In 2001 the Fund changed its method of classifying preferred shares.
[c] Based on average common shares outstanding during the period.
[d] On September 29, 1999, the Fund issued 2,800 preferred shares.
[e] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Asset coverage per share equals net assets of common shares plus the redemption value of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $3,595,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($260,000), November 30, 2010 ($171,000) and November 30, 2011 ($3,164,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2003 through November 30, 2003, the Fund incurred approximately $31,300 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2004.

Distribution of Income and Gains. Distributions of net investment income if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed tax-exempt income	$ 3,146,222
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (3,595,000)
Net unrealized appreciation (depreciation) on investments	$ 13,765,342

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended November 30,
	2003	2002
Distributions from tax-exempt income	$ 10,117,105	$ 9,467,403

Preferred Shares. The Fund has issued and outstanding 2,800 Series T municipal auction rate cumulative preferred shares, each at a liquidation value of $25,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set through an auction process, and the dividends are generally paid every 7 days. The auction agent will pay each broker-dealer a service charge from funds provided by the Fund (auction agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended November 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $30,253,516 and $27,438,309, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of the Fund's average weekly net assets, of common shares plus the value of preferred shares, at redemption value, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2003, the amount charged to the Fund by SISC aggregated $24,000, of which $12,000 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2003, the Fund's custodian fees were reduced by $510, under these arrangements.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of
Scudder Strategic Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Strategic Municipal Income Trust, (the "Fund"), as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Strategic Municipal Income Trust at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 21, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended November 30, 2003, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Strategic Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979- January 1, 2004	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,6] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (58) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Philip G. Condon[4] (53) Vice President, 1999-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Ms. Lyons was elected by the Trustees as President on November 19, 2003.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KSM
CUSIP Number	811234-103

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2003, the Scudder Strategic Municipal
Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A
copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Municipal Income Trust

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Strategic Municipal Income Trust

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    --------------------------------------------